PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

PHAEACIAN GLOBAL VALUE FUND

(the “Funds”)

EACH A SERIES OF DATUM ONE SERIES TRUST

Supplement dated December 2, 2020

to the Prospectus dated October 13, 2020

1. CHANGE TO HOW TO BUY SHARES

The section under the heading “How to Buy Shares” under the sub-heading “Purchases Through Financial Intermediaries” on page 34 of the Funds’ prospectus is deleted in its entirety and replaced with the following:

Shares of a Fund may also be available on certain brokerage platforms. An investor transacting in shares of a Fund through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

You may make initial and subsequent purchases of shares of a Fund through a financial intermediary, such as an investment adviser or broker-dealer, bank, or other financial institution that purchases shares for its customers. A Fund may authorize certain financial intermediaries to receive purchase and sale orders on its behalf. Before investing in a Fund through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.

When shares are purchased this way, the financial intermediary may:

•	charge a fee for its services;

•	act as the shareholder of record of the shares;

•	set different minimum initial and additional investment requirements;

•	impose other charges, commissions, or restrictions;

•	designate intermediaries to accept purchase and sale orders on the Fund’s behalf; or

•	impose an earlier cut-off time for purchase and redemption requests.

The Funds consider a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. ET/3:00 p.m. CT. These orders will be priced based on the applicable Fund’s NAV next computed after such order is received by the financial intermediary.

Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Fund. Certain intermediaries may receive compensation from the Funds, the Adviser, or their affiliates.

2. CHANGE TO HOW TO REDEEM SHARES

The first paragraph under the heading “How to Redeem Shares” under the sub-heading “Additional Information About Redemptions” on page 37 and 38 of the Funds’ prospectus is deleted in its entirety and replaced with the following:

Each Fund typically expects that it will pay redemption proceeds by check or electronic transfer within seven (7) calendar days after receipt of a proper redemption request, although proceeds normally are paid within four (4) business days. If you are redeeming shares that have been purchased via ACH, the Fund may hold proceeds until the purchase amount has been collected, which may be as long as five (5) business days after purchase date. To eliminate this delay, you may purchase shares of the Fund by wire. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment of redemption proceeds. Each Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, by borrowing cash pursuant to each Fund’s line of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in both regular and stressed market conditions.

This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.